Exhibit 99.1

Next Green Wave Shareholders Approve Acquisition by Planet 13

LAS VEGAS, NV - February 25, 2022 – Planet 13 Holdings Inc. (“Planet 13” or the “Company”) (CSE:PLTH) (OTCQB:PLNHF) and Next Green Wave Holdings Inc. (“Next Green Wave” or “NGW”) (CSE:NGW) (OTCQX:NXGWF) are pleased to announce that the previously announced acquisition of Next Green Wave by Planet 13 pursuant to a plan of arrangement (the “Arrangement”) was overwhelmingly approved at the special meeting of NGW shareholders held today (the “Meeting”).  NGW shareholders representing 47.73% of issued and outstanding NGW shares voted in person or by proxy at the Meeting, with 96.71% voting in favor of the Arrangement (96.69% after excluding the votes required to be excluded in determining minority approval pursuant to Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions).  The Arrangement will result in Planet 13 acquiring all of the issued and outstanding shares of Next Green Wave.

Under the terms of the Arrangement, based on pricing today, each NGW shareholder will receive 0.1145 of one Planet 13 common share (the “Exchange Ratio”) (subject to calculations as previously disclosed) and a nominal cash payment of $0.0001 for each NGW share held. In order to receive the consideration, NGW shareholders should follow the instructions that are set out in NGW’s Management Information Circular dated January 24, 2022, available under NGW’s SEDAR profile at www.sedar.com. NGW optionholders will receive replacement Planet 13 options that will entitle the holders to receive, upon exercise thereof, Planet 13 common shares based upon the Exchange Ratio.

The completion of the Arrangement is subject to a number of customary conditions, including a final order of the Supreme Court of British Columbia (the “Court”) approving the Arrangement.  NGW is seeking the final order of the Court on March 1, 2022. Provided that all conditions to closing of the Arrangement are satisfied or waived, the Arrangement is expected to be completed shortly after receipt of the final order from the Court.

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and dispensary operations in Orange County, California. Planet 13 also holds a medical marijuana treatment center license in Florida and a 49% interest in Planet 13 Illinois which won a lottery for a Social-Equity Justice Involved dispensing license in the Chicago-region of Illinois. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13’s shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and OTCQX under the symbol PLNHF.

About Next Green Wave

Next Green Wave is an integrated premium seed-to-shelf craft cannabis producer offering products through its in-house brand portfolio and wholesale flower for other large cannabis manufacturers. The Company owns and operates a 35,000 sq. ft. indoor facility in Coalinga, CA, which is home to its nursery, cultivation, distribution, and future packaging business.

Forward-Looking Statements

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable Canadian securities legislation and United States Securities laws. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward looking statements include but are not limited to, information relating to completion of the Arrangement, the acquisition of the NGW shares by Planet 13, the consideration to be received by NGW shareholders and optionholders in exchange for their NGW shares and options pursuant to the Arrangement and the anticipated timing for the application for the final order of the Court, the granting of the final order of the Court and the successful completion of the Arrangement.

Developing forward-looking information and forward-looking statements involves reliance on a number of assumptions and consideration of certain risks and uncertainties, some of which are specific to the Company and NGW and others that apply to the industry generally. Such assumptions include but are not limited to the ability to successfully complete the plan of arrangement on the terms set out in the arrangement agreement between Planet 13 and NGW.

The forward-looking information and forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information and statements. Such factors include, but are not limited to: the ability of NGW and Planet 13 to receive, in a timely manner, the court approval necessary to consummate the Arrangement; the ability of the Company and NGW to satisfy, in a timely manner, the other conditions to the closing of the Arrangement; the ability to complete the Arrangement on the terms contemplated by the definitive arrangement agreement: actions taken by government entities or others seeking to prevent or alter the terms of the Arrangement; risks relating to cannabis being illegal under US federal law and risks of US federal enforcement actions related to cannabis activities; Planet 13 and NGW’s ability to comply with all applicable governmental regulations in a highly regulated business; negative changes in the political environment or in the regulation of cannabis in the state of California; the risk of any disruptions to Planet 13 and NGW’s business and operations as a result of the COVID-19 pandemic; negative shifts in public opinion and perception of the cannabis industry and cannabis consumption; the inherent uncertainty of production and cost estimates and the potential for unexpected costs and expenses; crop failures; litigation; currency fluctuations; increasing competition; and loss of key management and/or employees.

Readers are cautioned that the foregoing list of factors is not exhaustive. The forward-looking information and forward-looking statements contained in this news release are made as of the date hereof. Except as required by applicable securities law, the Company and NGW undertake no obligation to update publicly or otherwise revise any forward-looking information or forward-looking statements or the foregoing lists of factors affecting those statements, whether as a result of new information, future events or changed circumstances.

The Company and NGW are indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized marijuana operations, however, these activities are currently illegal under United States federal law. Additional information regarding this and other risks and uncertainties relating to the Company's business, including COVID-19, are contained under the heading "Risk Factors" and elsewhere in the Company's annual information form dated April 5, 2021 and Amendment No. 2 to Form 10 dated February 10, 2022 each filed on its issuer profile on SEDAR at www.sedar.com, and for NGW are contained in NGW’s Management’s Discussion and Analysis for the three and nine month period ended September 30, 2021 filed under NGW’s profile on SEDAR.

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No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

U.S. Securities Matters

None of the securities to be issued pursuant to the Arrangement Agreement have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws. The Planet 13 Shares to be issued in the Arrangement are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws. This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further inquiries, please contact:

LodeRock Advisors Inc.

Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Robert Groesbeck or Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

Matthew Jewell

CFO

ir@nextgreenwave.com

Kingsdale Advisors

contactus@kingsdaleshareholder.com

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